UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3807 West Chester Pike

Newtown Square, PA 19073

(Address of principal executive offices) (Zip Code)

(866) 248-4344

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2015, the unitholders of Sunoco Logistics Partners L.P. (the “Partnership”) approved the Sunoco Partners LLC Long-Term Incentive Plan, amended and restated as of December 1, 2015 (the “Restated LTIP”). The Board of Directors (the “Board”) of Sunoco Partners LLC, the general partner of the Partnership, previously approved the Restated LTIP.

The Restated LTIP (i) authorizes an additional 10,000,000 common units to be available for delivery with respect to awards under the plan, (ii) adds additional types of awards that can be granted under the plan, such as phantom unit awards, unit appreciation rights, unrestricted unit awards and other unit-based awards, (iii) adds a prohibition on repricing of unit options and unit appreciation rights without the approval of the unitholders, (iv) provides for termination of the plan at the earliest of the date it is terminated by the Board, the date no more units remain available for grants and December 1, 2025 and (v) incorporates certain other non-material administrative changes.

A summary of the Restated LTIP is set forth under the caption “Proposal to Approve the Sunoco Partners LLC Long-Term Incentive Plan, as Proposed to be Amended and Restated” in the Partnership’s definitive proxy statement filed with the Securities and Exchange Commission on October 21, 2015 (the “Proxy Statement”) and is incorporated herein by reference. The summary of the Restated LTIP set forth therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated LTIP, a copy of which is filed as Exhibit A to the Proxy Statement and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting of unitholders of the Partnership was held on December 1, 2015, at which unitholders were asked to consider and vote upon a proposal to approve the Restated LTIP (the “LTIP Proposal”).

Under the New York Stock Exchange Listed Company Manual, the LTIP Proposal required the approval of a majority of votes cast at the special meeting. Votes “for” and “against” and abstentions counted as votes cast.

The number of votes cast with respect to the LTIP Proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Votes For (as % of Vote Cast)
168,181,097	39,631,926	583,076	—	80.70%

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of the Exhibit

Exhibit 10.1	Sunoco Partners LLC Long-Term Incentive Plan, amended and restated as of December 1, 2015 (incorporated by reference to Exhibit A to the Definitive Proxy Statement on Schedule 14A filed by the Partnership on October 21, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunoco Logistics Partners L.P.

	By:	Sunoco Partners LLC
Its general partner

Date: December 3, 2015	/s/ KATHLEEN SHEA-BALLAY
Kathleen Shea-Ballay
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

Exhibit 10.1	Sunoco Partners LLC Long-Term Incentive Plan, amended and restated as of December 1, 2015 (incorporated by reference to Exhibit A to the Definitive Proxy Statement on Schedule 14A filed by the Partnership on October 21, 2015).

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